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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported)           August 11, 2000
                                                 -------------------------------


                           Coda Music Technology, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
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                 (State of Other Jurisdiction of Incorporation)


             0-26192                                     41-1716250
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     (Commission File Number)              (I.R.S. Employer Identification No.)


          6210 Bury Drive
          Eden Prairie, Minnesota                             55346
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    (Address of Principal Executive Offices)                (Zip Code)


                                 (612) 906-3640
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5   Other Events.

         On August 11, 2000, Coda Music Technology, Inc. issued a press release announcing the execution of a Stock Purchase Agreement in connection with the acquisition of stock of Net4Music S.A. A copy of the press release is filed as
Exhibit 99 to this Form 8-K.


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired:

                  Not Applicable.

         (b)      Pro Forma Financial Information:

                  Not Applicable.

         (c)      Exhibits:

                  See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CODA MUSIC TECHNOLOGY, INC.


Date:  August 11, 2000                      By       /s/ Barbara S. Remley
                                               ---------------------------------
                                                   Barbara S. Remley,
                                                   Chief Financial Officer


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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K


                           CODA MUSIC TECHNOLOGY, INC.



Exhibit Number      Exhibit Description
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
     99             Press release dated August 11, 2000.